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                               AMENDMENT NO. 1 TO
                           EXCLUSIVE LICENSE AGREEMENT


This Agreement (the "Agreement") is dated for reference the 2nd day of September, 2002

BETWEEN:

          COOL CAN TECHNOLOGIES, INC.,
          ----------------------------
          a Minnesota corporation having an address at
          Suite 206, 4505 Las Virgenes Road
          Calabasas, CA   91302

          (the  "Licensor")

                                                            OF THE FIRST PART

AND:

          BALSAM VENTURES, INC.,
          ----------------------
          a Nevada corporation having an address at
          Suite 200, 810 Peace Portal Drive
          Blaine, Washington  98230

          (the  "Licensee")

                                                           OF THE SECOND PART

WHEREAS:

A. The parties entered into an exclusive license agreement dated June 5, 2002 (the "Exclusive License Agreement").

B. Under the terms of the Exclusive License Agreement the Licensee was required to pay a license fee to the Licensor by September 3, 2002 and to meet other obligations within certain time frames as set out therein.

C. The Licensee wishes to extend the deadlines set out in the Exclusive License Agreement.



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                                       -2-


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.     EXTENSION  OF  EXCLUSIVE  LICENSING  AGREEMENT

1.1 For the consideration set out in paragraph 2 hereof the Licensor has agreed to the following amendments to the Exclusive License Agreement:

     a. Article 2.2(a) is amended by deleting the words "90 days" and substituting the words "180 days".

     b. Article 3.1 is amended by deleting the words "24 months" and substituting the words "27 months".


2.     CONSIDERATION

2.1. In consideration of the Licensor agreeing to amend the Exclusive License Agreement as set out in paragraph 1 above, the Licensee agrees to issue 300,000 shares (the "Shares") of its common stock to the Licensor.

2.2 The Shares to be issued pursuant to this agreement will be "restricted shares", as contemplated under United States Securities Act of 1933, and the certificates representing the Shares will be endorsed with the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

2.3. The Licensor represents that it has sufficient knowledge and access to information about the Licensee in order to permit it to make an informed decision with respect to the acquisition of the Shares.



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                                       -3-

3.     MISCELLANEOUS  PROVISIONS

3.1     Modification  And  Waiver.     No cancellation, modification, amendment,
        -------------------------
deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy hereby provided, shall be effective for any purpose unless specifically set forth in writing, signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

3.2     Governing Law.     This Agreement shall be construed in accordance with,
        -------------
and  governed  by,  the  laws  of  the  State  of  Nevada.

3.3     Headings.     The  headings  are  inserted  solely  for  convenience  of
        --------
reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

3.4     Entire  Agreement.     This  Agreement  constitutes the entire agreement
        -----------------
between the parties with respect to all matters herein contained, and its execution has not been induced by, nor do any of the parties hereto rely upon or regard as material, any representations or writings whatsoever not incorporated herein and made a part hereof. This Agreement shall not be amended, altered or qualified except by an instrument in writing, signed by all parties hereto and any amendments, alterations or qualifications hereof shall not be binding upon or affect the rights of any party who has not given its consent in writing.

3.5     Interpretation.   The  division  of  this  Agreement  into  articles and
        --------------
sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

3.6     Severability.     In  the  event  that  any  of  the  covenants  herein
        ------------
contained shall be held unenforceable or declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining provisions of this Agreement and such unenforceable or invalid portion shall be severable from the remainder of this Agreement.

3.7     Force Majeure.   In the event of an inability or failure by any party by
        -------------
reason of any fire, explosion, war, riot, strike, walk-out, labour controversy, flood, shortage of water, power, labour transportation facilities or necessary materials or supplies, default or power failure of carriers, breakdown in or the loss of production or anticipated production from plant or equipment, act of God or public enemy, any law, act or order of any court, board, government or other authority of competent jurisdiction, or any other direct cause (whether or not of the same character as the foregoing) beyond the reasonable control of the party, then the party shall not be liable to the other party and will not be deemed to be in default during the period and to the extent of such inability or failure.


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                                       -4-

3.8     Notices.    Any notice required or permitted to be given hereunder shall
        -------
be  in  writing  and  shall  be  effectively  given  if:

     (A)  Delivered  personally;

     (B)  Sent  by  prepaid  courier  service  or  mail;

     (C) Sent prepaid by telecopiers, fax, telex or other similar means of electronic communication; or

     (D) Addressed to the relevant Party at the address/fax number shown for that Party at the beginning of this Agreement.

Any notice so given shall be deemed conclusively to have been given and received when so personally delivered or, if sent by telex, fax, telecopier or other electronic communication, on the first business day thereafter, or if sent by mail on the third business day thereafter. Any party may change any particulars of its address/fax number for notice by notice to the others in the manner above described.

3.9     Time  of  the  Essence.  Time shall be of the essence of this Agreement.
        ----------------------

3.10     Further  Assurances.    The  parties  agree  to  sign  such  other
         -------------------
instruments, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

3.11     Successors  and Assigns.   This Agreement shall enure to the benefit of
         -----------------------
and be binding upon the parties hereto and their respective successors and permitted assigns.

3.12   Relationship.   The  relationship  between  the Licensor and the Licensee
       ------------
is, and during the term of this Agreement shall be that of independent contractors. No party shall be deemed a legal representative or agent of the other party for any purpose and shall have no right or authority to assume or create in writing or otherwise, any obligation of any kind, express or implied, with respect to any commitments, in the name of the other party or on behalf of the other party, unless given with the express written authority of such party. Furthermore, the relationship among the Licensor and the Licensee hereunder shall not constitute a joint venture, general partnership or similar arrangement.


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                                       -5-

3.13     Counterparts.  This  agreement  may  be  executed  in  one  or  more
         ------------
counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement and as of the date and year first above written.


COOL CAN TECHNOLOGIES, INC.             BALSAM VENTURES, INC.
by its authorized signatory             by its authorized signatory:

/s/ Bruce Leitch                        /s/ John Boschert
---------------------------------       ----------------------------------
Signature of Authorized Signatory       Signature of Authorized Signatory


Bruce Leitch                            John Boschert
---------------------------------       ----------------------------------
Name of Authorized Signatory            Name of Authorized Signatory


PRESIDENT                               PRESIDENT
---------------------------------       ----------------------------------
Position of Authorized Signatory        Position of Authorized Signatory